Exhibit 99.1

One Penn Plaza, Suite 2832

New York, NY 10119

www.presidio.com

For Immediate Release

Presidio, Inc. Announces Definitive Agreement to be Acquired by BC

Partners

New York, NY – August 14, 2019 – Presidio, Inc. (NASDAQ:PSDO) (together with its subsidiaries, “Presidio” or the “Company”), a leading North American IT solutions provider delivering Digital Infrastructure, Cloud and Security solutions to create agile, secure infrastructure platforms for commercial and public sector customers, today announced it has entered into a definitive agreement to be acquired by funds advised by BC Partners, a leading international investment firm, in an all-cash transaction valued at approximately $2.1 billion, including Presidio’s net debt.

Under the terms of the agreement, Presidio stockholders will receive $16.00 in cash for each share of Presidio common stock they own. The purchase price represents a premium of 21.3% over Presidio’s closing stock price of $13.19 on August 13, 2019, and a premium of 18.3% over the Company’s 60-day volume-weighted average share price leading up to this announcement. The Presidio Board of Directors unanimously approved the agreement with BC Partners and recommends that Presidio stockholders vote in favor of the transaction.

“We believe this transaction will provide immediate and substantial value to Presidio stockholders, while providing us with a partner that can add strategic and operational expertise to our business, with a focus on executing our long-term strategy,” commented Bob Cagnazzi, Chief Executive Officer of Presidio.

“Over the last several years, Presidio has become the leader in designing, developing, deploying and managing agile secure IT infrastructures that drive real business value for thousands of commercial and public sector entities across the United States,” said Fahim Ahmed, lead deal Partner of BC Partners. “We look forward to supporting the Company in its next phase of growth.”

“Presidio fits squarely with our key investment priorities. Its markets benefit from secular growth, as IT systems and networks have become increasingly complex. It is well positioned as a leader in a fragmented industry, offering scope for further expansion. We’re excited to partner with Bob and his team to support the future growth of the business,” said Raymond Svider, Partner and Chairman of BC Partners.

TRANSACTION DETAILS

Closing of the transaction is subject to customary conditions, including approval by the holders of a majority of the outstanding shares of Presidio common stock, expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and other required regulatory approvals, including approval from CFIUS. AP VIII Aegis Holdings, L.P., an affiliate of investment funds managed by affiliates of Apollo Global Management, LLC, which owns approximately 42% of the outstanding shares of Presidio common stock, has entered into a voting agreement with BC Partners, pursuant to which it has agreed, among other things, to vote its shares of Presidio common stock in favor of the merger, and against any competing transaction, so long as, among other things, the Presidio board continues to recommend that Presidio stockholders vote in favor of the merger.

Presidio expects to continue to pay its regular quarterly dividend of $0.04 per share, during the pendency of the transaction.

The parties expect the transaction to close in the fourth quarter of 2019. Upon completion of the transaction, Presidio will become a privately held company, and its common stock will no longer be listed on the NASDAQ stock market.

Under the terms of the definitive merger agreement, Presidio’s Board and advisors may actively initiate, solicit and consider alternative acquisition proposals during a 40-day “go shop” period starting from the date of the definitive agreement. Presidio will have the right to terminate the merger agreement to accept a superior proposal subject to the terms and conditions of the merger agreement. There can be no assurances that this process will result in a superior proposal, and Presidio does not intend to disclose developments with respect to this solicitation process unless and until Presidio’s Board makes a determination requiring further disclosure.

Fully committed debt financing for the transaction will be provided by Citi, JPMorgan Chase Bank, N.A. and RBC Capital Markets.

LionTree Advisors is acting as financial advisor to Presidio, and Wachtell, Lipton, Rosen & Katz is acting as its legal counsel. Citi, J.P. Morgan Securities LLC and RBC Capital Markets are acting as financial advisors and Kirkland & Ellis LLP is acting as legal counsel to BC Partners.

ABOUT PRESIDIO

Presidio is a leading North American IT solutions provider focused on Digital Infrastructure, Cloud and Security solutions to create agile, secure infrastructure platforms for commercial and public sector customers. We deliver this technology expertise through a full life cycle model of professional, managed, and support services including strategy, consulting, implementation and design. By taking the time to deeply understand how our clients define success, we help them harness technology advances, simplify IT complexity and optimize their environments today while enabling future applications, user experiences, and revenue models. As of June 30, 2018, we serve approximately 8,000 middle-market, large, and government organizations across a diverse range of industries. Approximately 2,900 Presidio professionals, including more than 1,600 technical engineers, are based in 60+ offices across the United States in a unique, local delivery model combined with the national scale of a $2.8 billion dollar industry leader. We are passionate about driving results for our clients and delivering the highest quality of service in the industry.

ABOUT BC PARTNERS

BC Partners is a leading international investment firm with over €22 billion of assets under management in private equity, private credit and real estate. Established in 1986, BC Partners has played an active role in developing the European buy-out market for three decades. Today, BC Partners executives operate across markets as an integrated team through the firm’s offices in North America and Europe. Since inception, BC Partners Private Equity has completed 111 private equity investments in companies with a total enterprise value of €135 billion and is currently investing its tenth private equity fund. For more information, please visit www.bcpartners.com.

FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws. Where the Company expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. Forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as “anticipate,” “intend,” “plan,” “will,” “would,” “estimate,” “expect,” “believe,” “target,” “indicative,” “preliminary,” or “potential.” Forward-looking statements in this communication may include, without limitation: statements about the potential benefits of the proposed acquisition, anticipated growth rates, Presidio’s plans, objectives, expectations, and the anticipated timing of closing the acquisition. Risks and uncertainties include, among other things, risks related to the satisfaction of the conditions to closing the acquisition (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all, obtaining the requisite approval of the stockholders of Presidio; risks related to the debt financing arrangements; disruption from the transaction making it more difficult to maintain business and operational relationships; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition; other business effects, including the effects of industry, market, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; future business combinations or disposals; competitive developments; and other risks and uncertainties discussed in Presidio’s filings with the SEC, including the “Risk Factors” and “Cautionary Statements Concerning Forward-Looking Statements”

sections of Presidio’s most recent annual report on Form 10-K and subsequently filed Form 10-Qs. The Company does not undertake any obligation to release publicly revisions to any “forward-looking statement,” including, without limitation, outlook, to reflect events or circumstances after the date of this presentation, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement. Continued reliance on “forward-looking statements” is at investors’ own risk.

IMPORTANT INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT

In connection with the proposed transaction between the Company and BC Partners, the Company will file with the U.S. Securities and Exchange Commission (the “SEC”) a preliminary Proxy Statement of the Company (the “Proxy Statement”). The Company plans to mail to its shareholders the definitive Proxy Statement in connection with the transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, BC Partners, THE TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents (when available) filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the documents filed with the SEC by the Company in the Investor Relations section of the Company’s website at http://investors.presidio.com or by contacting the Company’s Investor Relations at investors@presidio.com or by calling 866-232-3762.

PARTICIPANTS IN THE SOLICITATION

Presidio and certain of its directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of the Company in connection with the transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, is included in the Proxy Statement described above filed with the SEC. Additional information regarding the Company’s directors and executive officers is also included in the Company’s proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on October 2, 2018, or its Annual Report on Form 10-K for the year ended June 30, 2018, which was filed with the SEC on September 6, 2018. These documents are available free of charge as described above.

Source: Presidio, Inc.

CONTACT INFORMATION Investor Relations Contact: Ed Yuen 866-232-3762 investors@presidio.com Media Relations Contact: Catherine Johnson 626-818-9287 Pro-bcpartners@prosek.com